EXHIBIT 32

                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


          The undersigned executive officers of the Registrant hereby certify to the best of their knowledge that this Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date: November 15, 2004             By: /s/ William M. Tandy
                                        ----------------------------------------
                                        Name: William M. Tandy
                                        Title:Chief Executive Officer




Date: November 15, 2004             By: /s/ Michael D. Wortham
                                        ----------------------------------------
                                        Name: Michael D. Wortham
                                        Title:Chief Financial Officer